UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): April 4, 2007

                                TIME WARNER INC.

             (Exact Name of Registrant as Specified in its Charter)


             Delaware                      1-15062                  13-4099534
           ------------                    -------                  ----------
    (State or Other Jurisdiction of    (Commission File          (IRS Employer
            Incorporation)                 Number)           Identification No.)

                One Time Warner Center, New York, New York 10019
               (Address of Principal Executive Offices)(Zip Code)

                                  212-484-8000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

    [  ]  Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

    [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Agreement.

On April 9, 2007, Time Warner Cable Inc. ("TWC"), a subsidiary of Time Warner Inc. (the "Company" or "Time Warner"), completed its offering of $5 billion in aggregate principal amount of senior unsecured notes and debentures consisting of $1.5 billion principal amount of 5.40% Notes due 2012 (the "2012 Notes"), $2 billion principal amount of 5.85% Notes due 2017 (the "2017 Notes") and $1.5 billion principal amount of 6.55% Debentures due 2037 (the "2037 Debentures" and, together with the 2012 Notes and the 2017 Notes, the "Debt Securities") pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and Regulation S under the Securities Act. The Debt Securities are guaranteed by Time Warner Entertainment Company, L.P. and TW NY Cable Holding Inc., each a subsidiary of TWC (collectively, the "Guarantors"). In connection with the pricing of the offering, on April 4, 2007, TWC and the Guarantors entered into a Purchase Agreement (the "Purchase Agreement") with ABN AMRO Incorporated, Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Wachovia Capital Markets, LLC, as representatives of the purchasers listed in Schedule I thereto (collectively, the "Initial Purchasers"). The Purchase Agreement contains customary representations, covenants and indemnification provisions.

The Debt Securities were issued pursuant to an Indenture, dated as of April 9, 2007 (the "Base Indenture"), by and among TWC, the Guarantors and The Bank of New York, as trustee, as supplemented by the First Supplemental Indenture, dated as of April 9, 2007 (the "First Supplemental Indenture" and, together with the Base Indenture, the "Indenture"), by and among TWC, the Guarantors and The Bank of New York, as trustee.

The 2012 Notes will mature on July 2, 2012, the 2017 Notes will mature on
May 1, 2017 and the 2037 Debentures will mature on May 1, 2037. Interest on the 2012 Notes will be payable semi-annually in arrears on January 2 and July 2 of each year, beginning on July 2, 2007. Interest on the 2017 Notes and the 2037 Debentures will be payable semi-annually in arrears on May 1 and November 1 of each year, beginning on November 1, 2007. The Debt Securities are unsecured senior obligations of TWC and rank equally with its other unsecured and unsubordinated obligations. The guarantees of the Debt Securities are unsecured senior obligations of the Guarantors and rank equally in right of payment with all other unsecured and unsubordinated obligations of the Guarantors.

The Debt Securities may be redeemed in whole or in part at any time at TWC's option at a redemption price equal to the greater of (i) 100% of the principal amount of the Debt Securities being redeemed and (ii) the sum of the present values of the remaining scheduled payments on the Debt Securities discounted to the redemption date on a semi-annual basis at a government treasury rate plus 20 basis points for the 2012 Notes, 30 basis points for the 2017 Notes and 35 basis points for the 2037 Debentures as further described in the Indenture, plus, in each case, accrued but unpaid interest to the redemption date.

The Indenture contains customary covenants relating to restrictions on the ability of TWC or any material subsidiary to create liens and on the ability of TWC and the Guarantors to consolidate, merge or convey or transfer substantially all of their assets. The Indenture also contains customary events of default.

In connection with the issuance of the Debt Securities, on April 9, 2007, TWC, the Guarantors and the Initial Purchasers entered into a Registration Rights Agreement (the "Registration Rights Agreement") pursuant to which TWC agreed, among other things, to use its commercially reasonable efforts to consummate a registered exchange offer for the Debt Securities within 270 days after the issuance date of the Debt Securities or cause a shelf registration statement covering the resale of the Debt Securities to be declared effective within specified periods. TWC will be required to pay additional interest of 0.25% per annum on the Debt Securities if it fails to timely comply with its obligations under the Registration Rights Agreement until such time as it complies.

Certain of the Initial Purchasers and their affiliates have performed and may, from time to time in the future, engage in transactions with and perform commercial and investment banking and advisory services for the Company and its subsidiaries, including TWC, for which they have received or will receive customary fees and expenses.

TWC intends to use the net proceeds from the issuance of the Debt Securities to repay a portion of the outstanding indebtedness under its $4.0 billion three-year term loan facility and its $4.0 billion five-year term loan facility and for general corporate purposes.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to Item 1.01 and the description of the Debt Securities and the Indenture contained therein, each of which is hereby incorporated by reference into this Item 2.03.

Item 9.01  Financial Statements and Exhibits.

Exhibit        Description

4.1 Indenture, dated as of April 9, 2007, among Time Warner Cable Inc. ("TWC"), TW NY Cable Holding Inc. ("TW NY Holding"), Time Warner Entertainment Company, L.P. ("TWE") and The Bank of New York, as trustee (incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K dated April 4, 2007 filed by TWC with the Securities and Exchange Commission on April 9, 2007 ("TWC's April 4 Form 8-K")).

4.2 First Supplemental Indenture, dated as of April 9, 2007, among TWC, TW NY Holding, TWE and The Bank of New York, as trustee (incorporated herein by reference to Exhibit 4.2 to TWC's April 4 Form 8-K).

4.3 Registration Rights Agreement, dated as of April 9, 2007, among TWC, TW NY Holding, TWE and ABN AMRO Incorporated, Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Wachovia Capital Markets, LLC on behalf of themselves and the other initial purchasers named therein (incorporated herein by reference to Exhibit 4.3 to TWC's April 4 Form 8-K).

10.1 Purchase Agreement, dated April 4, 2007, among TWC, TW NY Holding, TWE and ABN AMRO Incorporated, Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Wachovia Capital Markets, LLC on behalf of themselves and the other initial purchasers named therein (incorporated herein by reference to Exhibit 10.1 to TWC's April 4 Form 8-K).

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     TIME WARNER INC.


                                     By: /s/ Wayne H. Pace
                                         _______________________________
                                         Name:  Wayne H. Pace
                                         Title: Executive Vice President
                                                and Chief Financial Officer

Date:  April 9, 2007

                                  EXHIBIT INDEX



Exhibit        Description

4.1 Indenture, dated as of April 9, 2007, among Time Warner Cable Inc. ("TWC"), TW NY Cable Holding Inc. ("TW NY Holding"), Time Warner Entertainment Company, L.P. ("TWE") and The Bank of New York, as trustee (incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K dated April 4, 2007 filed by TWC with the Securities and Exchange Commission on April 9, 2007 ("TWC's April 4 Form 8-K")).

4.2 First Supplemental Indenture, dated as of April 9, 2007, among TWC, TW NY Holding, TWE and The Bank of New York, as trustee (incorporated herein by reference to Exhibit 4.2 to TWC's April 4 Form 8-K).

4.3 Registration Rights Agreement, dated as of April 9, 2007, among TWC, TW NY Holding, TWE and ABN AMRO Incorporated, Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Wachovia Capital Markets, LLC on behalf of themselves and the other initial purchasers named therein (incorporated herein by reference to Exhibit 4.3 to TWC's April 4 Form 8-K).

10.1 Purchase Agreement, dated April 4, 2007, among TWC, TW NY Holding, TWE and ABN AMRO Incorporated, Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Wachovia Capital Markets, LLC on behalf of themselves and the other initial purchasers named therein (incorporated herein by reference to Exhibit 10.1 to TWC's April 4 Form 8-K).